                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.   )


     Filed by Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:

     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                               ENESCO GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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

[ENESCO LOGO]

                                          March 16, 2001

Dear Stockholder:

     On behalf of the Enesco Group, Inc. Board of Directors, you are invited to attend the Annual Meeting of Stockholders to be held on Thursday, April 26, 2001, at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois 60007. The meeting will start at 9:30 a.m.

     In addition to the formal items of business to be conducted at the meeting, we will report on the operations of Enesco and will respond to stockholder questions.

     It is important to ensure that your shares are represented at the Annual Meeting. Whether or not you plan on attending the meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by returning the enclosed proxy card in the envelope provided. Voting over the Internet, by phone or by written proxy will ensure your representation at the meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options. Space limitations may make it necessary to limit attendance only to Enesco stockholders. Accordingly, admission to the meeting will be on a first-come, first-served basis.

     We look forward to seeing you on April 26th, and thank you for your continued support of Enesco Group, Inc.

                                          Sincerely,

                                          /s/ Anne-Lee Verville
                                          ANNE-LEE VERVILLE
                                          Interim President and CEO

       225 Windsor Drive, Itasca, Illinois 60143 - Telephone 630-875-5300

                               ENESCO GROUP, INC.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Date: April 26, 2001

     Time: 9:30 a.m. Central

     Place: Enesco Showroom Theater
         One Enesco Plaza
         Corner of Busse and Devon
            Elk Grove Village, Illinois 60007

     Purposes:

     - To elect three Class III Directors for a three-year term.

     - To ratify the appointment by the Board of Arthur Andersen LLP as Enesco's independent accountants for 2001.

     - To transact other business which may properly be presented at the meeting and any postponement or adjournment of the meeting.

     Stockholders of record as of the close of business on March 1, 2001 will be entitled to vote at the meeting and any postponement or adjournment of the meeting.

                                          By Order of the Board of Directors,

                                          M. FRANCES DURDEN, Clerk

Itasca, Illinois
March 16, 2001

                             ---------------------

                                   IMPORTANT

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. PLEASE NOTE THAT SPACE LIMITATIONS MAY MAKE IT NECESSARY TO LIMIT ATTENDANCE ONLY TO ENESCO STOCKHOLDERS. ACCORDINGLY, ADMISSION TO THE MEETING WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. INSTRUCTIONS ARE PROVIDED ON THE PROXY CARD FOR VOTING OVER THE INTERNET OR BY TELEPHONE. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE RETURNED A PROXY CARD.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Enesco Group, Inc...........................................      3
The Annual Meeting..........................................      3
Voting Instructions.........................................      4
Annual Report...............................................      5
Our Largest Stockholders....................................      6
Shares Held by Our Directors and Executive Officers.........      7
Proposal 1: Election of Directors...........................      8
Compensation of Non-Employee Directors......................     11
Board of Directors and Committee Meetings...................     11
Executive Compensation......................................     14
Compensation Committee Interlocks and Insider
  Participation.............................................     19
Section 16(a) Beneficial Ownership Reporting Compliance.....     19
Compensation and Stock Option Committee Report on Executive
  Compensation..............................................     19
Report of the Audit Committee...............................     21
Performance Graph...........................................     22
Proposal 2: Independent Public Accountants..................     23
Stockholder Proposals.......................................     24

                               ENESCO GROUP, INC.

                                PROXY STATEMENT

                                                                  March 16, 2001

                               ENESCO GROUP, INC.

     We are engaged in the sale of quality branded gifts, collectibles and decorative accents, including designed and licensed collectible figurines and ornaments, action musicals, decorative home accessories and other giftware, principally at wholesale, to independent retailers, mass marketers, catalogers and other direct response distributors. Our principal executive offices are located at 225 Windsor Drive, Itasca, Illinois 60143, and our telephone number is (630) 875-5300. Our website is located at www.enesco.com on the internet.

                               THE ANNUAL MEETING

Attending the Annual Meeting

     Our meeting will be held on April 26, 2001 at 9:30 a.m., at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois.

This Proxy Statement

     We are sending you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the meeting. If you own Enesco common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Mellon Investor Services LLC. In order to vote all your shares by proxy, you should vote the shares in each different account as described below.

     On March 16, 2001, we began mailing these proxy materials to all stockholders of record at the close of business on March 1, 2001. On this record date there were 13,645,651 shares outstanding and 2,720 holders of record.

Quorum Requirement

     A quorum is necessary to hold a valid meeting. The attendance by proxy or in person or by telephone [or over the internet], of holders of a majority of the shares entitled to vote at the meeting will constitute a quorum to hold the meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

                              VOTING INSTRUCTIONS

     You are entitled to one vote for each share of common stock that you own as of the close of business on the record date. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you hold your shares, it is important that you follow the instructions that apply to your particular situation.

If Your Shares are Held in Your Name

     VOTING BY PROXY. Even if you plan to attend the meeting, you can vote before the meeting by proxy. There are three ways to vote by proxy:

     - you can vote by telephone by calling toll-free (1-800-840-1208) and following the instructions on the proxy card;

     - you can vote by Internet by following the instructions on the proxy card; or

     - you can vote by mail by signing, dating and mailing the enclosed proxy card.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting, you can vote in person. In order to vote at the meeting, you will need to bring a copy of your share certificates or other evidence of your share ownership with you to the meeting.

     REVOKING YOUR PROXY. As long as your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

     - by filing a written notice of revocation with our Clerk;

     - by following appropriate Internet or telephone voting procedures;

     - by signing and delivering another proxy that bears a later date; or

     - by attending the meeting and voting in person.

If Your Shares are Held in "Street Name"

     VOTING BY PROXY. If your shares are registered in the name of your broker or nominee, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain brokers and banks will also offer telephone and Internet voting.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting and vote in person, you should contact your broker or nominee to obtain a broker's proxy card and bring it and your account statement or other evidence of your share ownership as of the record date with you to the meeting

     REVOKING YOUR PROXY. If your shares are held in street name, you must contact your broker to revoke your proxy.

Voting Rules

     By giving us your proxy, you authorize the individuals named on the proxy card to vote your shares in the manner you indicate at the meeting or any postponements or adjournments of the meeting. With respect to the election of nominees for director, you may:

     - vote "for" the election of all nominees for director named in this proxy statement;

     - "withhold" authority to vote for all nominees; or

     - "withhold" authority to vote for one or more of the nominees and vote "for" the remaining nominee(s).

     If a quorum is present at the meeting, a nominee will be elected to serve as a Class III Director if a majority of the shares of Common Stock voting at the meeting vote for the nominee, whether present, in person, by telephone or Internet vote or represented by proxy. Because of this rule, non-voted shares will not affect the outcome of the election of directors and will not prevent that nominee from being elected.

     With respect to the proposal to approve the ratification of the appointment of Arthur Andersen LLP as Enesco's independent accountants for 2001, you may:

     - vote "for" ratification;

     - vote "against" ratification; or

     - "abstain" from voting on the proposal

     If a quorum is present at the meeting, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on this proposal will be required to ratify the appointment of Arthur Andersen LLP as Enesco's independent accountants for 2001. Because of this rule, broker non-votes and votes to abstain from voting on this proposal will have the effect of votes against ratification.

     If you return your proxy card with no votes marked, your shares will be voted as follows:

     - "for" the election of all nominees for director named in this proxy statement; and

     - "for" ratification of the appointment of Arthur Andersen LLP as Enesco's independent accountants for 2001.

     We actively solicit proxy participation. We will bear the cost of soliciting proxies. In addition to this notice by mail, we request and encourage brokers, custodians, nominees and others to supply proxy materials to stockholders, and we will reimburse them for their expenses. Our officers and employees may, by letter, telephone, electronic mail, or in person, make additional requests for the return of proxies, although we do not reimburse our own employees for soliciting proxies. In addition, we have hired Mellon Investor Services LLC in New York, New York for approximately $5,500.

                                 ANNUAL REPORT

     The Annual Report to Stockholders of the Company for the year ended December 31, 2000, including our financial statements for our 2000 fiscal year, accompanies this proxy statement.

                            OUR LARGEST STOCKHOLDERS

     On March 1, 2001, there were outstanding 13,645,651 shares of our common stock, which is the only class of stock outstanding and entitled to vote at the Annual Meeting. The holders of these shares will be entitled to cast one vote for each share of common stock held of record as of March 1, 2001. To the best of Enesco's knowledge, the beneficial owners of more than 5% of the common stock as of December 31, 2000 were as follows:

                  NAME AND ADDRESS OF                       AMOUNT AND NATURE       PERCENT
                   BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP    OF CLASS
                  -------------------                    -----------------------    --------
David L. Babson and Company Incorporated...............     1,142,000 shares(2)       8.39%
One Memorial Drive
Cambridge, MA 02142
Dimensional Fund Advisors..............................     1,136,500 shares(3)       8.35%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Royce & Associates, Inc. ("Royce").....................     1,111,100 shares(1)       8.16%
Royce Management Company ("RMC")
1414 Avenue of the Americas
New York, NY 10019

---------------
(1) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission (SEC) on February 5, 2001 by Royce, RMC and Charles M. Royce as a group. Royce has sole voting and dispositive power over 1,086,100 shares, RMC has sole voting and dispositive power over 25,000 shares, and Charles M. Royce may be deemed to beneficially own the shares beneficially owned by Royce and RMC. Charles M. Royce disclaims beneficial ownership of the shares beneficially owned by Royce and RMC.
(2) Based on a statement on Schedule 13G filed with the SEC on January 24, 2001 by David L. Babson and Company Incorporated. David L. Babson and Company Incorporated has sole voting power over 1,142,000 shares and sole dispositive power over 1,142,000 shares.
(3) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission on February 2, 2001 by Dimensional Fund Advisors, Inc. Dimensional Fund Advisors, Inc. has sole voting and dispositive power over 1,136,500 shares.

              SHARES HELD BY OUR DIRECTORS AND EXECUTIVE OFFICERS

     Our management beneficially owned, as of March 1, 2001, shares of our common Stock as follows:

                                         OUTSTANDING SHARES     SHARES UNDERLYING
                                        OF THE COMMON STOCK-   STOCK OPTIONS-AMOUNT
                                         AMOUNT AND NATURE        AND NATURE OF
                                           OF BENEFICIAL            BENEFICIAL          PERCENT
NAME OF BENEFICIAL OWNER                    OWNERSHIP(1)         OWNERSHIP(1)(2)      OF CLASS(3)
------------------------                --------------------   --------------------   -----------
John F. Cauley........................         24,485                 23,000              ***%
George R. Ditomassi...................          1,986                      0              ***%
Eugene Freedman.......................        100,099(4)             158,200             1.89%
Judith R. Haberkorn...................         10,765                  6,000              ***%
Jeffrey A. Hutsell(5).................         34,831                103,000             1.01%
Allan G. Keirstead(6).................         46,676                153,800             1.47%
Donna Brooks Lucas....................          5,023                  1,500              ***%
Homer G. Perkins......................         26,283                  9,000              ***%
Thane A. Pressman.....................          2,986                      0              ***%
H. L. Tower(7)........................        133,522                136,000             1.98%
Anne-Lee Verville.....................         18,749                  7,500              ***%
Thomson J. Hudson.....................          2,558                 38,600              ***%
Josette V. Goldberg...................              0                  9,990              ***%
All Directors and Executive Officers
  as a Group (16 persons).............        408,163                654,670             7.79%

---------------

(1) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power. Fractional amounts have been rounded to the nearest whole share of the Common Stock.
(2) Reflects the number of shares of common stock which the Directors, executive officers and Directors and executive officers as a group beneficially own by reason of options which are exercisable within 60 days of March 1, 2001.
(3) Unless otherwise noted, the percent of class is less than 1%.
(4) Includes 89,734 shares of common stock owned by the Eugene Freedman Family Limited Partnership, of which Mr. Freedman is the general partner, and 5,000 shares owned by the Eugene Freedman Family Foundation, of which Mr. Freedman is an officer and a director. Mr. Freedman shares voting and investment power over these shares and disclaims any beneficial interest in all such shares, except to the extent of his direct and indirect pecuniary interest in the Limited Partnership and the Foundation.
(5) Mr. Hutsell terminated his employment with the Company and resigned as a Director on June 27, 2000.
(6) Mr. Keirstead gave notice of his intent to resign as an officer and director of Enesco in June 2000 and terminated his employment and his Board membership with Enesco on January 31, 2001.
(7) Mr. Tower resigned as a member of the Board of Directors for personal reasons effective as of February 28, 2001. He was a member of Class I of the Board, with his term expiring at the Annual Meeting in April 2002.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     Effective as of the Annual Meeting, the Board consists of eight members who are divided into three classes serving three years each, with one class being elected each year. The Board has adopted several policies concerning resignation and retirement of Directors from the Board, one providing for review by the Board of the continued membership of a Director following a change in his or her principal employment, and another providing for a Director's mandatory retirement at age 72, except for Messrs. Freedman and Perkins, who are not subject to this policy.

     The three current Class III Directors, Messrs. John F. Cauley and George R. Ditomassi and Ms. Anne-Lee Verville, are nominated for reelection to the Board. The Board proposes their reelection for three-year terms scheduled to expire at the Annual Meeting of stockholders in April 2004.

     If for any reason any nominee is not available to serve when the election occurs, the persons named as proxies in the proxy cards will vote the proxies in accordance with their best judgment. The Board has no reason to believe that any nominee will not be available to serve as a Director.

               INFORMATION AS TO BOARD OF DIRECTORS AND NOMINEES

NOMINEES FOR DIRECTORS IN CLASS III
TERMS EXPIRING IN 2004
--------------------------------------------------------------------------------


JOHN F. CAULEY                         [JOHN F. CAULEY]      Chairman of the Board, 1998-2000, Office of the
  Director since 1987                                        Chairman since 2000. Retired as President of
  Age 68                                                     Friendly Ice Cream Corporation, a subsidiary of
                                                             The Restaurant Company (restaurants and food
                                                             products), Memphis, TN, in 1990. Also, Director
                                                             of Imetrix Corporation, Cataumet, MA. Chairman
                                                             of the Governance Committee and member of the
                                                             Executive, Audit and Governance Committees.
-------------------------------------------------------------------------------------------------------------
GEORGE R. DITOMASSI                  [GEORGE R. DITOMASSI]   Chairman of the Board at the Milton Bradley
  Director since 2000                                        Company and Chief Operating Officer of Hasbro,
  Age 66                                                     Inc. from 1990-1998, and past President of
                                                             Hasbro International from 1996 to 1997. Also on
                                                             Board of Directors for Milton Bradley Company,
                                                             the Basketball Hall of Fame and Toy
                                                             Manufacturers of America. Mr. Ditomassi served
                                                             on the Audit and the Compensation and Stock
                                                             Option Committee in 2000, and he currently is a
                                                             member of the Office of the Chairman and on the
                                                             Executive, Audit and Compensation and Stock
                                                             Option Committees.
-------------------------------------------------------------------------------------------------------------

ANNE-LEE VERVILLE                    [ANNE-LEE VERVILLE]    Chairman of the Board and Interim President and CEO
  Director since 1991                                       beginning January, 2001; Office of the Chairman since
  Age 55                                                    2000. Retired as General Manager-Worldwide Education
                                                            Industry of International Business Machines
                                                            Corporation ("IBM") (advanced information
                                                            technologies), White Plains, NY, in 1997, after 30
                                                            years with IBM. Also, Trustee of Liberty Funds Group,
                                                            Boston, MA and Director of Learnsomething.com,
                                                            Tallahassee, FL. Chairman of the Company's
                                                            Compensation and Stock Option Committee until January
                                                            2001, and member of the Audit, Executive and
                                                            Governance Committees.
------------------------------------------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE IN CLASS I
TERMS EXPIRING IN 2002
------------------------------------------------------------------------------------------------------------------
JUDITH R. HABERKORN                 [JUDITH R. HABERKORN]   Retired as President-Consumer Sales and Service, Bell
  Director since 1993                                       Atlantic Corp. (telecommunications services), New
  Age 54                                                    York, NY, in 2000. Formerly President-Public and
                                                            Operator Services, at Bell Atlantic Corp. from 1997 to
                                                            1998, having previously served as Vice President,
                                                            Individual Communication Services, NYNEX Corporation,
                                                            New York, NY ("NYNEX"), from 1995 to 1997, and as Vice
                                                            President-Consumer Markets, at NYNEX, from 1994 to
                                                            1995. Also Director of Armstrong World Industries
                                                            Inc., Lancaster, PA. Chairman of the Company's Audit
                                                            Committee and Member of the Executive, Governance and
                                                            Compensation and Stock Option Committees.
------------------------------------------------------------------------------------------------------------------

HOMER G. PERKINS                     [HOMER G. PERKINS]     Retired as Chairman of the Board of the Company in
  Director since 1954                                       1982. Member of the Audit and Governance Committees.
  Age 84
------------------------------------------------------------------------------------------------------------------


DIRECTORS CONTINUING IN OFFICE IN CLASS II
TERMS EXPIRING IN 2003
-------------------------------------------------------------------------------------------------------------

EUGENE FREEDMAN                        [EUGENE FREEDMAN]     Founding Chairman since 1998. Formerly Executive
  Director since 1997                                        Vice President of the Company from 1988 until
  Age 76                                                     1998 and Vice Chairman from 1997 until 1998.
                                                             Also Served as Founding Chairman of Enesco
                                                             Corporation, a former subsidiary of the Company,
                                                             of which he was a founder in 1959. Member of
                                                             Enesco's Executive Committee.
-------------------------------------------------------------------------------------------------------------
THANE A. PRESSMAN                     [THANE A. PRESSMAN]    President and CEO of Tone Brothers, Inc. since
  Director since 1985                                        1998, the $300 million U.S. subsidiary of Burns
  Age 55                                                     Philip & Co., Ltd., and second largest herb and
                                                             spice company in the U.S. President and CEO,
                                                             Labatt - USA from 1993 until 1998. Previously
                                                             held positions at Proctor & Gamble and Sara Lee.
                                                             Also a Trustee, Springfield College and has
                                                             served as a Trustee of AFS International and
                                                             Director AFS-USA (American Field Service).
                                                             Member of the Audit and Compensation and Stock
                                                             Option Committees.
-------------------------------------------------------------------------------------------------------------
DONNA B. LUCAS                         [DONNA B. LUCAS]      President and Chief Executive Officer of DBL
  Director since 1999                                        Multi-Media Group, Chicago, Illinois (creative
  Age 48                                                     and strategic business communications) since
                                                             1995. Formerly President, BR&R Communications,
                                                             Inc., a public relations agency specializing in
                                                             African-American consumer and healthcare
                                                             marketing, having previously served as Senior
                                                             Vice President, Director of Marketing at
                                                             Burson-Marsteller. Member of the Economic Club
                                                             of Chicago, Northwestern University Medill
                                                             School of Journalism Board of Visitors, the
                                                             Executive Leadership Council, the Urban League,
                                                             the NAACP and The Links Incorporated. Chair of
                                                             the Compensation and Stock Option Committee and
                                                             member of the Audit and Governance Committees.
-------------------------------------------------------------------------------------------------------------

                     COMPENSATION OF NON-EMPLOYEE DIRECTORS

     The Board establishes the compensation paid to each Director who is not an employee of Enesco. Effective at the Annual Meeting the current compensation amounts are as follows:

          (1) For service as a non-Chairman member of the Board, a retainer of 950 shares of common stock and an additional amount of common stock worth $15,000 per annum, valued as of the day following the Annual Meeting, plus $1,200 for attendance at each meeting of the Board;

          (2) For service as Chairman of the Board, $300,000 per annum and 950 shares of common stock; in addition, for services as Interim President and CEO, $185,000 per annum in addition to compensation otherwise payable as Chairman.

          (3) For service as a committee member, an attendance fee of $800 ($1,000 for service as Chairman of a committee) for each committee meeting and for each other meeting attended by any Director which is held in connection with the selection of potential nominees for positions on the Board.

          (4) For services as non-Chair member of the Office of the Chairman, a fee of $1,000 per day for services on special projects, as assigned by the Chairman.

     In addition, each then serving non-employee Director receives a grant as of the day following the Annual Meeting in that year, of 1,500 non-qualified options to purchase Enesco common stock at an exercise price equal to the fair market value per share of the common stock on the grant date. The options become exercisable on the eighth anniversary of the grant, unless they have already become exercisable under other provisions of the Company's 1996 Stock Option Plan, and expire on the tenth anniversary of the grant.

     Directors also receive reimbursement from Enesco for expenses incurred while serving as Directors. Directors who are also employees of Enesco receive no additional compensation for their services as Directors.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The following table shows the membership of Enesco's committees as of March 1, 2001. An asterisk indicates chairperson.

                                                                COMPENSATION AND
                       NAME                            AUDIT      STOCK OPTION      EXECUTIVE    GOVERNANCE
                       ----                            -----    ----------------    ---------    ----------
John F. Cauley.....................................      X                              X*           X*
George R. Ditomassi................................      X             X
Eugene Freedman....................................                                     X
Judith R. Haberkorn................................      X*            X                X            X
Donna Brooks Lucas.................................      X             X                             X
Homer G. Perkins...................................      X                                           X
Thane A. Pressman..................................      X             X
Anne-Lee Verville..................................      X             X*               X            X

Committees

     The Audit Committee held three meetings during 2000. This Committee, which consists entirely of non-employee Directors, provides oversight of the Enesco audit, accounting, reporting and control practices and provides a non-management link between the Board and the Enesco internal audit function. This Committee reviews the activities of the internal auditors and the Enesco independent accountants. It also reviews the adequacy of the Enesco accounting, financial and operating controls and reports to the full Board as necessary.

     The Audit Committee operates pursuant to an Audit Committee Charter which complies with Rule 303 of the New York Stock Exchange Listed Company Manual relating to Audit Committee standards. A copy of the current Audit Committee Charter is included in the Audit Committee Report filed as part of the Proxy Statement. All members of the Audit Committee are independent as defined in Rule 303, except, H.L. Tower, former Chairman and Chief Executive Officer of the Company. The Board of Directors appointed Mr. Tower to the audit committee in reliance on the override provision of Section 303.02(D) of the Manual because the Board determined in its business judgment that his membership on the Committee was required by the best interests of the Company and its shareholders, due to Mr. Tower's knowledge of Enesco, the industry, and his financial background and experience. Mr. Tower announced his retirement from the Board for personal reasons effective February 28, 2001.

     The Compensation and Stock Option Committee held four meetings during 2000. This Committee, which also consists entirely of non-employee Directors, determines compensation policy for Enesco, approves or recommends to the Board compensation of the Directors and officers of Enesco and reviews and acts on recommendations from the Chief Executive Officer regarding the award of stock options and administration of the stock option plans of Enesco and the Non-employee Director Stock Plan.

     The Executive Committee did not hold a meeting during 2000. This Committee, which consists of five Directors, four of whom are non-employee Directors, acts on behalf of the Board on important matters that arise between meetings of the Board and performs other tasks as delegated by the Board.

     The Governance Committee held three meetings during 2000. This Committee, which consists entirely of non-employee Directors, provides the Board with Director and corporate officer recommendations, proposes to the Board each year a slate of Directors for recommendation and submission to the stockholders at the next annual meeting of stockholders and deals with all aspects of the Director selection process, reviewing prospective Director candidates in the light of anticipated resignations and retirements and Board composition.

     In addition to these permanent Committees of the Board of Directors, there were two temporary Committees established by the Board in 2000. The functions of these interim Committees continue in 2001.

     The Office of the Chairman is made up of the Chair of the Company, one or more directors and certain executive officers. During 2000, the Office of Chairman was made up of John F. Cauley, Chairman, Anne-Lee Verville, Allan G. Keirstead and Thomson J. Hudson, the Company's Chief Operating Officer. Eugene Freedman was an advisor to the Board. The current Office of the Chairman is made up of Anne-Lee Verville, Chair, John F. Cauley, George R. Ditomassi and Thomson
J. Hudson. Mr. Freedman continues as advisor. The function of the Office of the Chairman, which was established in June 2000 on the resignation of Jeffrey A. Hutsell as President and Chief Executive Officer of the Company, is to undertake the responsibilities and duties of the Chief Executive Officer until a new President and CEO has been hired.

     The Executive Search Committee of the Board met six times during 2000. The Committee was established in June 2000 on the resignation of Jeffrey A. Hutsell as President and Chief Executive Officer of the Company. The function of this Committee is to undertake the search for a new President and Chief Executive Officer of the Company. During 2000, this Committee was made up of Anne-Lee Verville, as Chair, H.L. Tower, D. Brooks Lucas and J.R. Haberkorn. The current Committee is made up of Anne-Lee Verville, Chair, D. Brooks Lucas, J.R. Haberkorn and G.R. Ditomassi.

     In addition to the Committee meetings referred to above, the full Board held seven regular meetings and two special meetings during 2000. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he or she served.

     In accordance with Enesco's Restated Articles of Organization, nominations for the election of Directors at an annual meeting of stockholders may be made by the Board, the Governance Committee or any stockholder entitled to vote generally in the election of Directors. However, a stockholder may nominate one or more persons for election as a Director at an annual meeting of stockholders only if the stockholder gives notice in writing to the Clerk of the Company at least 45 days in advance of the anniversary of the date of the previous annual meeting of stockholders, which notice includes:

          (a) The name and address of the stockholder who intends to make the nomination and the name and address of each person to be nominated;

          (b) A representation that the stockholder is a holder of record of common stock and intends to appear in person or by proxy at the next annual meeting of stockholders to nominate the person or persons identified in the notice;

          (c) A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

          (d) Such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

          (e) The consent of each nominee to serve as a Director if so elected.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 2000, 1999 and 1998, the compensation of the Chief Executive Officer, and the four other most highly compensated executive officers in office at the end of 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                     COMPENSATION
                                                    ANNUAL COMPENSATION(1)            AWARDS(2)
                                            --------------------------------------   ------------
                                                                      OTHER ANNUAL    SECURITIES     ALL OTHER
                                                                      COMPENSATION    UNDERLYING    COMPENSATION
    NAME AND PRINCIPAL POSITION      YEAR   SALARY($)     BONUS($)        ($)        OPTIONS (#)       ($)(3)
    ---------------------------      ----   ----------   ----------   ------------   ------------   ------------
J. A. Hutsell,(4)..................  2000   $  495,000   $       --     $    --         80,000        $  9,681
  President and                      1999      495,000           --          --        100,000          33,964
  Chief Executive Officer            1998      468,548           --          --             --          11,204
J. F. Cauley,(5)...................  2000           --           --          --          1,500         421,267
  Interim Chief Executive Officer    1999           --           --          --          1,500         200,133
                                     1998           --           --          --         15,500          73,866
E. Freedman........................  2000    1,000,000           --          --         40,000          72,860
  Founding Chairman                  1999    1,000,000           --          --         40,000          60,500
                                     1998    1,000,000           --          --             --          11,204
A. G. Keirstead,(6)................  2000      424,600           --          --         30,000          30,956
  Executive Vice President and
    Chief                            1999      424,600           --          --         40,000          25,976
  Administrative and Financial
    Officer                          1998      398,867           --          --             --          25,449
Thomson J. Hudson,.................  2000      320,625           --      71,846(7)     150,000          21,978
  Senior Vice President,             1999      309,000           --      44,761(7)      50,000           9,770
  Operations                         1998           --           --          --             --              --
Josette V. Goldberg,...............  2000      199,692       20,000          --         11,000              --
  Senior Vice President,             1999      184,300           --          --         12,500              --
  Human Resources                    1998           --           --          --             --              --

---------------

(1) Annual compensation includes bonus compensation for the year, whether paid in the year indicated or in the succeeding year. Annual compensation also includes amounts deferred under Enesco's retirement plans. Other Annual Compensation is included only if it exceeds the lesser of $50,000 or 10 percent of annual salary plus bonus. Compensation information for 1998 for Mr. Hudson and Ms. Goldberg are not provided because they were not Named Executive Officers during those years.
(2) All Long-Term Compensation Awards to the Named Executive Officers during the three-year period were made in the form of non-qualified stock options granted under the Company's 1991 and 1996 Stock Option Plans. No stock appreciation rights ("SARs") were awarded either singly or in tandem with the granted options.
(3) All Other Compensation in 2000 consisted of the following items on an accrual basis for each of the Named Executive Officers: J. A. Hutsell, $4,800 matching contribution under the 401K Plan, $3,980.79 matching contributions under the Supplemental Retirement Plan, and $900 insurance premiums reimbursed with respect to term life insurance for his benefit ("Insurance Premiums"); E. Freedman, $9,600 matching and guaranteed money purchase contributions under the 401K Plan, $50,400 matching and guaranteed money purchase contributions under the Supplemental Retirement Plan, and $500

    PAYSOP Contribution; A. G. Keirstead, $9,600 matching and guaranteed money purchase contributions under the 401K Plan, $18,276 matching and guaranteed money purchase contributions under the Supplemental Retirement Plan, $500 PAYSOP Contribution and $2,580 Insurance Premiums; T. J. Hudson, $9,600 matching and guaranteed money purchase contributions under the 401K Plan, $10,498 matching and guaranteed contributions under the Supplemental Retirement Plan, $1,380 insurance and $500 PAYSOP Contribution; and J. V. Goldberg, $9,600 matching and guaranteed money purchase contributions under the 401K Plan, $3,461 matching and guaranteed contributions under the Supplemental Retirement Plan, $415 insurance premium and $500 PAYSOP Contribution.
(4) Mr. Hutsell terminated his employment with the Company and resigned as a Director on June 27, 2000. Mr. Hutsell's reported compensation includes payments under his severance agreement with the Company, which provides continuation of salary and certain benefits for a period of three years after his termination.
(5) Mr. Cauley became Interim Chief Executive Officer on a non-employee basis on June 28, 2000. Mr. Cauley was paid $300,000 for his services as Chairman of the Board in 2000 and $92,500 was paid in 2001 for his services as Interim Chief Executive Officer in 2000. In addition, Mr. Cauley received $121,267 for attending the meetings of the Board and the Audit and Governance Committee in 2000. During 1998 and 1999 all compensation received by Mr. Cauley was for his services as Chairman of the Board and as a member of certain Board Committees. All stock options received by Mr. Cauley were for his services as a non-employee Director; however, in 1998 Mr. Cauley received an additional stock option grant for 14,000 shares with respect to his services as Chairman of the Board.
(6) Mr. Keirstead resigned as a Director and as Executive Vice President and Chief Financial Officer effective January 31, 2001.
(7) Includes $57,510 in relocation expense reimbursement and $14,336 car allowance in 2000 and $29,761 in relocation expense reimbursement and $15,000 car allowance in 1999.

     The following table contains information concerning individual grants of stock options made by the Company to each of the Named Executive Officers during 2000:

                             OPTION GRANTS IN 2000

                                                           INDIVIDUAL GRANTS(1)                     GRANT DATE
                                          ------------------------------------------------------    ----------
                                          NUMBER OF     % OF TOTAL
                                          SECURITIES     OPTIONS
                                          UNDERLYING    GRANTED TO    EXERCISE                      GRANT DATE
                                           OPTIONS      EMPLOYEES     OR BASE                        PRESENT
                                           GRANTED      IN FISCAL      PRICE        EXPIRATION        VALUE
NAME                                        (#)(2)         YEAR        ($/SH)          DATE            $(3)
----                                      ----------    ----------    --------    --------------    ----------
J.A. Hutsell..........................      80,000         12.6       $4.8125     April 26, 2010     $110,240
J.F. Cauley...........................       1,500(4)       0.2        4.8125     April 26, 2000        2,067
E. Freedman...........................      40,000          6.3        4.8125     April 26, 2010       55,120
A.G. Keirstead........................      30,000          4.7        4.8125     April 26, 2010       41,340
T.J. Hudson...........................      40,000          6.3        4.8125     April 26, 2010       55,120
                                           150,000         23.6          5.00       Dec. 5, 2010      304,800
J.V. Goldberg.........................      11,000          1.7        4.8125     April 26, 2010       15,158

---------------

(1) The individual grants described were all made in the form of non-qualified stock options under Enesco's 1991 and 1996 Stock Option Plans. No SARs were granted during 2000.

(2) All options granted under the 1991 Stock Option Plan have a ten-year term and become exercisable at the rate of twenty-five percent for each one year period after the grant of the option. All options granted under the 1996 Stock Option Plan have a ten-year term and become exercisable only (a) after six months from date of grant and upon Enesco's achievement of certain stock value performance criteria or (b) on the eighth anniversary of the date of grant, regardless of whether the stock value performance criteria have been achieved.
(3) Enesco used the Black-Scholes option pricing model to determine the present value of each option granted as of its date of grant. The assumptions used relating to the expected volatility, risk-free rate of return, dividend yield and time of exercise were as follows: (i) volatility was calculated based on the daily change in the common stock price during the 250 trading days preceding the option grant date; (ii) risk-free rate of return was the yield as of the option grant date on U.S. Treasury bonds maturing in ten years; (iii) dividend yield was computed based on the then most recent four quarterly dividends paid on the common stock divided by the average of the highest and lowest closing prices for the common stock during the twelve-month period ending on the grant date; and (iv) time of exercise was the full term of the option granted. There were no adjustments made in the option pricing model for non-transferability or risk of forfeiture of the options granted.
(4) Automatic annual stock option grant awarded to each Director as of the day after the annual meeting of stockholders.

     No stock options were exercised by any of the Named Executive Officers during 2000. The following table sets forth information concerning the value of unexercised stock options held by each of them as of the end of 2000:

                          2000 YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                                       OPTIONS AT YEAR-END(#)           AT YEAR-END($)
                                                      -------------------------    -------------------------
NAME                                                  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                                                  -------------------------    -------------------------
J. A. Hutsell.....................................         103,000/118,000                   $0/$0
J.F. Cauley.......................................            23,000/6,000                    0/ 0
E. Freedman.......................................         158,200/140,400                    0/ 0
A.G. Keirstead....................................         153,800/110,800                    0/ 0
T.J. Hudson.......................................          38,600/216,400                    0/ 0
J.V. Goldberg.....................................            9,990/43,510                    0/ 0

Pension Plan

     Enesco maintained a qualified defined benefit pension plan (the "Pension Plan") which it terminated effective November 15, 1998, and it maintains certain supplemental retirement agreements requiring contributions in amounts determined annually by independent actuaries.

                             PENSION PLAN TABLE(1)

            REMUNERATION                                          YEARS OF SERVICE
            FINAL AVERAGE   --------------------------------------------------------------------------------------------
            COMPENSATION       5           10          15          20          25          30          35          40
            -------------   --------    --------    --------    --------    --------    --------    --------    --------
            $     300,000   $150,000    $150,000    $150,000    $150,000    $150,000    $150,000    $150,000    $150,000
                  400,000    200,000     200,000     200,000     200,000     200,000     200,000     200,000     200,000
                  500,000    250,000     250,000     250,000     250,000     250,000     250,000     250,000     250,000
                  600,000    300,000     300,000     300,000     300,000     300,000     300,000     300,000     300,000
                  700,000    350,000     350,000     350,000     350,000     350,000     350,000     350,000     350,000
                  800,000    400,000     400,000     400,000     400,000     400,000     400,000     400,000     400,000
                  900,000    450,000     450,000     450,000     450,000     450,000     450,000     450,000     450,000
                1,000,000    500,000     500,000     500,000     500,000     500,000     500,000     500,000     500,000

---------------

(1) The information contained herein represents the aggregate estimated annual benefits payable to eligible employee Director participants under the Pension Plan, supplemental pension plans and supplemental retirement agreements.

     Under the termination agreement of Mr. Keirstead, severance benefits of $16,384.62 will be paid on a bi-weekly basis for a three year term, commencing February 1, 2001 and ending January 31, 2004; however, upon the occurrence of a change in control of the Company (within the meaning of the agreement), the present value of the aggregate expected remaining annual benefits will be paid in one lump sum.

     Under the Pension Plan and the supplemental retirement agreement of Mr. Keirstead, he will be entitled to a benefit equal to fifty percent of his final average compensation, which includes total wage, salary, bonus, automobile benefit and any amount which is contributed pursuant to a salary reduction agreement and which is not includible in gross income under the Internal Revenue Code, but it does not include other payments to benefit plans, other perquisite compensation or reimbursement for business expenses. For purposes of the Pension Plan, the number of credited years of service was 35 years for Mr. Keirstead. Substantially all of the items of current compensation covered by the Pension Plan and supplemental retirement agreement for Mr. Keirstead are included in the Summary Compensation Table columns entitled "Salary ($)" and "Bonus ($)". Mr. Keirstead became fully vested in his supplemental retirement agreement on November 17, 1999. The supplemental retirement agreement of Mr. Keirstead also includes disability and surviving spouse benefits. This agreement provides for a monthly retirement benefit in an amount based upon the individual taking a normal or early retirement from the Company. An early retirement prior to age 62 subjects the monthly retirement benefit to a stipulated percentage reduction.

     For purposes of the Pension Plan, supplemental pension plans and supplemental retirement agreements referred to above, "compensation" includes total wage, salary, bonus, Company automobile benefit and any amount which is contributed by the employer pursuant to a salary reduction agreement and which is not includible in gross income under the Internal Revenue Code of 1986, as amended (the "Code"), but it does not include other payments to benefit plans, other perquisite compensation or reimbursement for business expenses. Substantially all of the items of current compensation covered by the Pension Plan, supplemental pension plan and supplemental retirement agreement for Mr. Keirstead are included in the Summary Compensation Table columns entitled "Salary ($)" and "Bonus ($)". The Pension Plan benefit is based on the employee's "Final Average Compensation" which means the highest average of annual compensation paid during any five consecutive calendar years during the employee's last ten years of employment through December 31, 1996. For purposes of the Pension Plan, and of the supplemental pension plans and supplemental retirement agreements in the event of an involuntary termination, the number of credited years of service is currently 34 years for Mr. Keirstead, 15 years for Mr. Tower and 13 years for Mr. Johnson. Each of Messrs. Tower, Keirstead and Johnson is fully vested in the Pension Plan and Mr. Keirstead is fully vested in his supplemental pension plan and will become (unless terminated for cause) fully vested in his supplemental retirement agreement on November 17, 1999 or, if applicable, the date of his earlier involuntary termination.

     The named Executive Officers except Mr. Cauley, Mr. Hudson and Ms. Goldberg are each fully vested participants in Enesco's Retirement and Supplemental Retirement Plans for which covered compensation was not limited in 2000. The Enesco Retirement and Supplemental Retirement Plans require five years of service before vesting.

Employment Contracts and Termination of Employment and Change in Control Arrangements

     Mr. Hutsell, President and Chief Executive Officer, received his annual base salary of $495,000 through June 27, 2000 and was eligible for a target bonus of 65% of his annual base salary under Enesco's Management Incentive Plan ("MIP") program pursuant to an employment agreement which had a rolling three-year term. In addition to standard executive officer fringe benefits, he was eligible to receive special medical insurance coverage, including his spouse and dependents. The employment agreement also contains confidentiality, non-compete and non-solicitation convenants.

     Mr. Hutsell terminated his employment with the Company on June 27, 2000 and entered into a Severance Agreement with the Company confirming the salary and benefit continuation provisions of his employment agreement for the three year period ending June 24, 2003. All non-vested outstanding stock option awards previously made to Mr. Hutsell were forfeited automatically under the terms of the 1991 and 1996 Stock Option Plans on his termination.

     The Company entered into both a supplemental retirement agreement and a severance agreement with Mr. Keirstead. The Company also entered into a relocation letter agreement with Mr. Keirstead providing for Mr. Keirstead's continuation as Executive Vice President and Chief Administrative and Financial Officer. In addition to summarizing his base salary, bonus opportunity and other employee benefits, the letter agreement provided for the receipt by Mr. Keirstead (subject to certain conditions) of the severance payments, retention benefits and other related termination benefits (including the post-termination insurance benefits already described) in connection with a termination of his employment, whether voluntary or involuntary, during a period of two years following the relocation of his employment to Illinois on March 1, 1999. Mr. Keirstead gave notice of his intention to terminate his employment under the severance and relocation agreements in June 2000, and resigned as an officer and director of the Company on January 31, 2001.

     The Company has separate change in control agreements or commitments with Messrs. Hutsell, Freedman, Keirstead, Hudson and Ms. Goldberg under which each of these individuals is entitled to both (i) a severance benefit, payable upon or before termination for any reason (other than death, disability, retirement, termination for substantial cause or voluntary termination without good reason) occurring within two years following a change in control of the Company, up to three (two in the case of each of Mr. Hudson and Ms. Goldberg) times the annual base salary rate plus bonus under the MIP program and (ii) certain fringe benefits for up to a three-year term. In accordance with their change in control agreements and severance agreements, Messrs. Hutsell and Keirstead also will be reimbursed for any excise tax and other taxes incurred as a result of such reimbursement. The types of events constituting a change in control under these agreements include those that require reporting under Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and certain other events specified in the change in control agreements.

     Any terminations of the remaining Named Executive Officers absent a change in control of the Company will be governed by the employee severance policy of Enesco under which each of them may (subject to certain conditions) be entitled to a severance benefit of up to one year of annual base salary depending on designated criteria and to certain other continuing group medical, life and accidental death and dismemberment insurance coverage.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, Ms. Verville, Ms. Brooks Lucas and Ms. Haberkorn served on the Board's Compensation and Stock Option Committee. None of them were then an officer or employee of Enesco or any of its subsidiaries. No current member of the Committee is a former officer of Enesco or any of its subsidiaries, and none had any other relationship requiring disclosure.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Enesco records and other information, Enesco believes that all SEC filing requirements under Section 16(a) of the Exchange Act applicable to its Directors and executive officers with respect to the year ending December 31, 2000 were satisfied, except that the Form 3 filing reports for new Directors George Ditomassi and Thane Pressman, elected to the Board on July 18, 2000, were filed on August 14, 2000 and August 2, 2000, respectively.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     Enesco's executive compensation program is administered by the Compensation and Stock Option Committee of the Board. The Committee is comprised of non-employee Directors who approve or recommend to the Board salary and bonus amounts and other annual compensation and long-term compensation awards for the Executive Officers.

     Enesco's executive compensation program during 2000 consisted of three components: base salary and fringe benefits; incentive bonus opportunity; and option awards to purchase shares of common stock. The Committee's compensation policies regarding these components are designed to provide a compensation package which is targeted between the median and third quartile level of total compensation for similarly situated executive officers in a comparator group of other U.S. companies of comparable size and geographic diversity. The comparator group used in establishing Enesco's compensation levels is composed of companies that participate in the "Watson Wyatt Executive Compensation Survey," a well established and nationally recognized annual executive compensation survey. This survey includes some of the companies included in the indices shown in the Performance Graph set forth below. The Committee believes that evaluating data from the broad group of industries and companies represented in this survey is important in establishing the true market for executive talent. To compete effectively in this market, Enesco believes that it must be aware of compensation levels in various industries and companies of all sizes and, accordingly, does not limit its compensation analyses to those constituting the indices shown in the Performance Graph.

     Base salaries and fringe benefits are set at the annual base salary and fringe benefit amounts of comparable executive officers. Pay for performance bonuses are determined under Enesco's MIP program, which provides for annual incentive opportunities amounting to pre-determined percentages of the respective executive officers' annual base salaries with the amount of the actual bonus payment being based on the achievement of pre-selected personal performance criteria and certain specified profitability and performance goals. Options to purchase shares of common stock are granted in amounts that are competitive with long-term incentive award practices of comparable U.S. companies, considering the number of options that have been previously granted to each of the executive officers. The options, which correlate to executive grade levels, are granted generally on an annual basis at the then market value of common stock and are exercisable at any time after one year from the date of grant in increments of twenty-five percent per year under the 1991 Stock Option Plan (six months from the date of grant, subject to the achievement of certain stock value performance criteria or upon the eighth anniversary of the date of grant under provisions of the 1996 Stock Option Plan), for a ten-year term, thus providing a direct relationship between the executive officers' potentially realizable long-term compensation amounts and actually recognizable increases in stockholder value. Executive officer and Director stock ownership guidelines have been adopted with the objective of further aligning the executive officers' and Directors' and stockholders' interests. The Committee's compensation policies are intended to reinforce Enesco's performance-oriented compensation practices and are not impacted by potential non-deductibility of certain compensation amounts for federal tax purposes under the provisions of Section 162(m) of the Internal Revenue Code.

     The Committee awarded Mr. Hudson, Executive Vice President and Chief Operating Officer, a grant of 150,000 non-qualified stock options to purchase common stock. The size of the grant relative to all other 2000 option grants made by the Committee and based upon its projected value as of the grant date was determined to be within the guidelines which were developed by the Committee's executive compensation consulting firm, Watson Wyatt. This grant was made under Enesco's 1991 Stock Option Plan, becomes exercisable after one year to the extent of twenty five percent of the grant and in annual increments of twenty five percent thereafter until fully vested after four years, and has a term of ten years from the date of grant.

     Compensation paid to Mr. Hutsell, former President and Chief Executive Officer, who terminated his employment with the Company on June 27, 2000, included his base salary at the annual rate of $495,000 and an annualized MIP target opportunity of $321,750. Mr. Hutsell did not receive any MIP bonus for 2000, due to the Company's performance. The Committee also awarded Mr. Hutsell a grant of 80,000 non-qualified stock options to purchase Common Stock in 2000, which award was forfeited on his termination of employment. While the Company is involved in a search for a new Chief Executive Officer, John Cauley served as Interim Chief Executive Officer during 2000 and was paid $92,500 in 2001 for his services.

     The Compensation and Stock Option Committee:

A.L. Verville (Chair)
D. Brooks Lucas
J.R. Haberkorn

                         REPORT OF THE AUDIT COMMITTEE

February 27, 2001

To the Board of Directors of Enesco Group, Inc.

     We have reviewed and discussed with management the Company's audited financial statements as of December 31, 2000 and 1999, and for the three years in the period ended December 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10K for the year ended December 31, 2000.

     A copy of the current Audit Committee Charter is attached as an Appendix to this Proxy Statement.

J.R. Haberkorn, Chair
J.F. Cauley
D. Brooks Lucas
G.R. Ditomassi
H.G. Perkins
T.A. Pressman
A.L. Verville

                               PERFORMANCE GRAPH

     During 2000, Enesco common stock was included in the Standard & Poor's Small Cap 600 Index. A performance graph comparing Enesco common stock performance with the performance of this stock index is provided.

       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, THE STANDARD & POOR'S ("S&P") SMALL CAP 600 INDEX AND THE COMPANY'S PEER
                                GROUP INDEX (1)

                           TOTAL SHAREHOLDER RETURNS

                                                   ENESCO GROUP, INC.            S&P MIDCAP 400           COMPANY'S PEER GROUP
                                                   ------------------            --------------           --------------------
12/31/95                                                 100.00                      100.00                      100.00
12/31/96                                                  94.55                      121.32                      121.32
12/31/97                                                  95.38                      152.36                      133.81
12/31/98                                                  90.09                      150.37                      109.40
12/31/99                                                  45.99                      169.02                       63.52
12/31/00                                                  20.26                      188.96                       40.21

---------------------------------------------------------------------------------------------------------------------
                                          12/31/95     12/31/96     12/31/97     12/31/98     12/31/99     12/31/00
---------------------------------------------------------------------------------------------------------------------
    Enesco Group, Inc.                    $100.00       94.55        95.38        90.09        45.99        20.26
---------------------------------------------------------------------------------------------------------------------
    S&P Smallcap 600                      $100.00       121.32       152.36       150.37       169.02       188.96
---------------------------------------------------------------------------------------------------------------------
    Company's Peer Group                  $100.00       121.32       133.81       109.40       63.52        40.21
---------------------------------------------------------------------------------------------------------------------

---------------
(1) This graphic presentation assumes (a) one-time $100 investments in the Common Stock and in market capital base-weighted amounts apportioned among all the companies whose equity securities constitute the above named board equity market index and the Company's selected peer group index, in each case made as of the market close on the last trading day in 1995 and (b) the automatic reinvestment of dividends, if any, in additional shares of the same class of equity securities constituting such investments at the frequency with which dividends were paid on such securities during the applicable fiscal years. Enesco has chosen to present a peer group index composed of the companies that constitute the S&P SmallCap 600 Products Index, in which Enesco is now included. Enesco's peer group is made up of the following eleven companies:

S&P Consumer (Jwlry & Novelty) -- Small Cap 600
Action Performance Cos Inc.
Cross (A.T.) & Co -- CLA
Cyrk Inc.
Department 56, Inc -- Ser A
Enesco Group, Inc.
Fossil Inc.
Franklin Covey Co.
Mayors Jewelers
Russ Berrie & Co. Inc.

                   PROPOSAL 2: INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has been engaged by Enesco as independent public accountants since 1971. As recommended by its Audit Committee, the Board has appointed that firm as independent accountants for 2001, subject to ratification by the stockholders. Valid proxies of stockholders containing no designation to the contrary will be voted for the reappointment of that firm as recommended by the Audit Committee. Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions and to make a statement if they so desire.

                       FISCAL 2000 AUDIT FIRM FEE SUMMARY

     During fiscal year 2000, the company retained its principal auditor, Arthur Andersen, to provide services in the following categories and amounts:

Audit Fees..................................................  $466,000
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees..............................................  $247,000

     The audit committee has considered whether the provision of non-audit services by the company's principal auditor is compatible with maintaining auditor independence.

                             STOCKHOLDER PROPOSALS

     The Annual Meeting is called for the purposes set forth in the Notice. Although Enesco knows of no items of business which will be presented at the Annual Meeting other than those described, proxies in the accompanying form will confer discretionary authority to Enesco's management proxy holders to use in accordance with their best judgment with respect to any such items which may come before the Annual Meeting to the extent permitted by the applicable rules of the SEC. In order to be considered under Rule 14a-8 for inclusion in Enesco's proxy materials to be distributed in connection with the Annual Meeting of the stockholders in 2001, stockholder proposals for that meeting must be received by Enesco on or before November 19, 2001. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) for possible presentation at the meeting (other than a proposal with respect to the nomination for election of one or more directors, for which procedures are set forth above under the caption "Committees of the Board"), such a proposal must be received by the Clerk of Enesco on or before January 31, 2002. Enesco's management proxy holders will be permitted to use their discretionary voting authority, as conferred by any valid proxy, in accordance with their best judgment when such a proposal is raised at that meeting.

     ENESCO FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS MAY OBTAIN A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 WITHOUT CHARGE BY WRITING TO THE CLERK OF ENESCO, AT 225 WINDSOR DRIVE, ITASCA, ILLINOIS 60143.

                                          By order of the Board of Directors,

                                          ENESCO GROUP, INC.

                                          M. FRANCES DURDEN
                                          Clerk

March 16, 2001

                                                                        ADDENDUM

                               ENESCO GROUP, INC.
                            AUDIT COMMITTEE CHARTER

ROLE AND INDEPENDENCE

     The Audit Committee of the Board of Directors (the "Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as are directed by the Board of Directors. The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her individual exercise of independent judgement, and shall meet the director's independence requirements for serving on audit committees as set forth in the corporate governance standards of the New York Stock Exchange. The Committee is expected to maintain free and open communication (including private executive sessions) with the independent accountants and the internal auditors.

     The Board of Directors shall appoint one member of the Committee as chairperson. He or she shall be responsible for leadership of the Committee, including approving the agenda, presiding over the meetings, making Committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

     The Committee shall meet with such frequency and at such intervals, as it shall determine is necessary to carry out its duties and responsibilities. Routine meetings are scheduled for March, June and December. The Secretary of the Corporation shall serve as the Secretary of the Committee except for the private executive sessions.

A. RESPONSIBILITIES REGARDING THE ENGAGEMENT OF THE INDEPENDENT ACCOUNTANTS AND THE APPOINTMENT OF THE INTERNAL AUDITOR

1. Review and recommend to the Board of Directors the independent accountants to be selected to audit the annual financial statements and review the quarterly financial statements of the Company. The Committee shall determine the qualifications and adequacy of the outside auditors. The independent auditor shall be accountable to the Board of Directors and the Audit Committee. The Audit Committee shall have the authority and responsibility to select, evaluate, and replace the independent auditor. The Committee will also review and approve fees paid to the independent accountants.

2. Oversee the independent auditor relationship by initially reviewing and approving the scope of the audit and subsequently discussing with the auditor the nature and rigor of the audit process, changes in scope, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board of Directors) to report on any and all appropriate matters.

3. Review and approve requests for any significant management consulting engagements to be performed by the independent accountants.

4. Review and concur in the appointment, replacement, reassignment or dismissal of the Director of Internal Audit and determine the reporting structure appropriate for independence.

5. Ensure that the independent accountants deliver to the Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; discuss with the independent accountants any relationships or services disclosed in such statement that may impact the objectivity and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent accountants' independence.

6. Review on an annual basis other services performed by the external auditors and related fees, and inquire as to the extent to which independent public accountants other than the principal auditor are to be used and understand the rationale for using them. The Committee should request that the work of other independent public accountants be coordinated and that an appropriate review of their work be performed by the principal auditor.

B. RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF FINANCIAL STATEMENTS

THE COMMITTEE WILL:

1. Request the independent accountants to confirm that they are accountable to the Board of Directors and the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

2. Review with management significant risks and exposures identified by management and steps undertaken by management to minimize such risks.

3. Review the scope of the internal and external audits with the Director of Internal Audit and the independent accountants.

4. Provide guidance and oversight to the internal audit activities of the Company including reviewing the organization, plans and results of such activity.

5. Review with management, the independent accountants and the Director of Internal Audit:

     a. The Company's internal controls, including computerized information system controls and security.

     b. Any significant findings and recommendations made by the independent accountants or internal audit staff.

6. Review the audited financial statements, proxy and 10K and discuss them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

7. Review with management and the independent accountants the quarterly financial information prior to the Company's filing of Form 10-Q. The Committee or its chairperson may perform this review.

C. OTHER RESPONSIBILITIES:

1. Review recent and prospective opinions of the FASB and similar organizations and their impact upon the Company's accounting and financial statements.

2. Review on an annual basis, policies and procedures covering officers' expense accounts and perquisites, including the use of corporate assets, and consider the results of any review of those areas by the Director of Internal Audit or the independent accountants.

3. Review periodically with the General Counsel any legal and regulatory matters that may have a material effect on the Company's financial statements, operations, compliance policies and programs.

4. Review on an annual basis with the General Counsel the monitoring of compliance with the Company's Code of Conduct.

5. Report Audit Committee activities to the full Board of Directors and issue annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

6. Review and reassess the adequacy of its charter on an annual basis, provide the New York Stock Exchange with an annual written affirmation regarding the annual review and reassessment of the adequacy of the charter, and affirm the independence and other qualifications of the Audit Committee members. If revised, the Charter will be published in the next proxy. Otherwise the Charter will be published every third year in the proxy.

7. Set guidelines for committee education and orientation to assure understanding of the business and the environment in which the company operates.

8. Set guidelines for development of an annual audit committee plan which is responsive to the primary audit committee responsibilities, and for the review and approval of the plan by the full board.

9. Communicate committee expectations and the nature, timing, and extent of committee information needs to management, internal and external auditors, and others.

D. OTHER AUTHORITY

     The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations or special audits into any matters within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice. The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IN THE ABSENCE OF SUCH DIRECTION, IT     PLEASE MARK
WILL BE VOTED FOR ITEMS 1 AND 2 BELOW. THIS PROXY REVOKES ANY PROXY PREVIOUSLY    YOUR VOTES AS  [X]
GIVEN.                                                                            INDICATED IN
                                                                                  THIS EXAMPLE


1. To elect 01 John F. Cauley, 02 George R. Ditomassi and 03 Anne-Lee Verville as Class III Directors for a three-year term. If any such nominees should be unavailable, the proxies or any of them may vote for substitute nominee(s) at their discretion.

FOR all nominees       WITHHOLD      (INSTRUCTION: To withhold authority to vote
 listed above         AUTHORITY       for one or more individual nominees write
(except as marked     to vote for     the nominee's name in the space provided
to the contrary)    all nominees      below.)
                     listed above

    [    ]              [    ]        ------------------------------------------  I plan to attend the meeting.[   ]

2. To ratify the appointment by the Board of Directors of Arthur     3. To transact such other business as may properly come before
   Andersen LLP as the Company's independent accountants for 2001.      the meeting and any postponement or adjournment thereof.

          FOR            AGAINST           ABSTAIN                     PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                                                                       PROMPTLY USING THE ENCLOSED ENVELOPE.
         [    ]          [     ]           [     ]


Signature                             Signature                             Date                      ,2001
         -----------------------------         -----------------------------    ----------------------
Please sign above exactly as name(s) appear(s) hereon. (When signing as attorney, executor, administrator, trustee, guardian, etc., give title as such. If joint account, each joint owner should sign.)

                           /\ FOLD AND DETACH HERE /\


                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

           YOUR VOTE IS IMPORTANT!-YOU CAN VOTE IN ONE OF THREE WAYS:

       1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week
    There is NO CHARGE to you for this call. - Have your proxy card in hand.
 You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1
                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.
OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

   Proposal 1 - to vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
   To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

   Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

                                       OR
2. VOTE BY INTERNET: Follow the instructions at our Website Address: http://www.proxyvoting.com/enc

                                       OR

3. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

NOTE: If you vote by internet or telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card. TELEPHONE AND INTERNET VOTING WILL NOT BE AVAILABLE AFTER 4 P.M. EDT ON WEDNESDAY APRIL 25, 2001.

                      THANK YOU FOR VOTING.

PROXY                  ENESCO GROUP, INC.                          PROXY
                 ANNUAL MEETING OF STOCKHOLDERS
                         APRIL 26, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having read the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 16, 2001, receipt of which is hereby acknowledged, does hereby appoint and constitute ANNE-LEE VERVILLE, JEFFREY W. LEMAJEUR, and CHARLES SANDERS, and each or any of them, the attorneys and proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act at the Annual Meeting of Stockholders of Enesco Group, Inc. to be held at the Enesco Showroom Theater, One Enesco Plaza
(corner of Busse and Devon), Elk Grove Village, Illinois, on Thursday, April 26, 2001 at 9:30 a.m. and at any postponement or adjournment thereof, with respect to all shares of Common Stock, par value $.125 per share, of said Company, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all the powers that the undersigned would possess if personally present and acting, as follows:

             (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE)

                           /\ FOLD AND DETACH HERE /\


                               ENESCO GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            THURSDAY, APRIL 26, 2001
                                   9:30 A.M.

                            Enesco Showroom Theater
                  One Enesco Plaza (corner of Busse and Devon)
                       Elk Grove Village, Illinois 60007